UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 1-35526

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Storgatan 23C, 114 55 Stockholm, Sweden

(Address of Principal Executive Office, including Zip Code)

+46 (0) 8 667 17 17

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information furnished pursuant to this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02. Results of Operations and Financial Condition.

On October 7, 2015, Neonode Inc. (the “Company”) issued a press release announcing preliminary revenue estimates for the three months ended September 30, 2015. A copy of the Company’s press release announcing the preliminary revenue estimates for the three months ended September 30, 2015 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02 is incorporated herein by reference. In addition, the press release described in Item 2.02 attached hereto as Exhibit 99.1 and incorporated herein by reference announced the completion of preproduction build of an All-in-One PC with the Company’s technology.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release of the Company dated October 7, 2015 containing preliminary revenue estimates for the fiscal quarter ended September 30, 2015 and All-in-One PC announcement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE INC.

By:	/s/ Lars Lindqvist
Name:	Lars Lindqvist
Title:	Chief Financial Officer

 Date: October 7, 2015

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